UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): March 11, 2019
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Tenth Avenue, 5th Floor
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Option Notes

On March 13, 2019, LivePerson, Inc. (the “Company” or “LivePerson”), in accordance with the exercise in full, on March 11, 2019, of the initial purchasers’ option to purchase an additional $30.0 million aggregate principal amount of the 0.750% Convertible Senior Notes due 2024 (the “Option Notes”) granted to the initial purchasers in our previously announced private offering of $200.0 million aggregate principal amount of the Notes (as defined below) to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”) issued on March 4, 2019 (the “Firm Notes” and together with the Option Notes, the “Notes”), issued an additional $30.0 million in aggregate principal amount of Option Notes to the initial purchasers. The Option Notes have the same terms as the Firm Notes, and are issued pursuant to the same Indenture, dated March 4, 2019, related to the issuance of the Firm Notes, by and between the Company and U.S. Bank National Association, as trustee, as described in the Company’s Current Report on Form 8-K filed on March 5, 2019. The Option Notes are convertible into cash, shares of LivePerson’s common stock or a combination of cash and shares of LivePerson’s common stock at LivePerson’s election.

The net proceeds from the sale of the Option Notes are expected to be approximately $29.1 million, after deducting the initial purchasers’ discount and estimated offering expenses payable by LivePerson. LivePerson used a portion of the net proceeds from the sale of the Option Notes to pay the cost of the capped call transactions described below. LivePerson intends to use the remainder of the net proceeds from the sale of the Option Notes for general corporate purposes, which may include acquisitions or other strategic transactions.
Capped Call Transactions

In connection with the exercise by the initial purchasers of their option to purchase the Option Notes, on March 11, 2019, the Company entered into additional privately negotiated capped call transactions (the “Additional Capped Call Transactions”) with Barclays Bank, PLC, Citibank, N.A., JPMorgan Chase Bank, National Association, London Branch and Société Générale (the “Option Counterparties”). The Additional Capped Call Transactions are expected generally to reduce the potential dilution to holders of the Company’s common stock upon conversion of the Option Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of the converted Option Notes, as the case may be, upon any conversion of the Option Notes, with such reduction and/or offset subject to a cap initially equal to $57.16 per share (which represents a premium of approximately 100% over the last reported sale price of $28.58 per share of the Company’s common stock on February 27, 2019).

The Additional Capped Call Transactions are separate transactions, entered into by LivePerson with the Option Counterparties, are not part of the terms of the Option Notes, and will not affect any holder’s rights under the Option Notes. Holders of the Option Notes will not have any rights with respect to the Additional Capped Call Transactions.

LivePerson used approximately $3.0 million of the net proceeds from the offering of the Option Notes to pay the cost of the Additional Capped Call Transactions.

The foregoing description of the Additional Capped Call Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Additional Capped Call Transaction Confirmation, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02. The Option Notes were sold to the initial purchasers in reliance on the exemption from the registration requirements provided by Section 4(a)(2) of the Securities Act and the Option Notes were resold to qualified institutional buyers as defined in, and in reliance on, Rule 144A of the Securities Act.

The offer and sale of the Option Notes and the common stock issuable upon conversion of the Option Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” regarding LivePerson that are not historical facts. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual future events or results to differ materially from such statements, including, but not limited to, prevailing market conditions, the anticipated use of the proceeds of the sale of the Option Notes, the impact of general economic, industry or political conditions in the United States or internationally, and whether the Additional Capped Call Transactions will offset potential dilution to holders of LivePerson common stock upon any conversion of the Option Notes and/or offset the potential cash payments that LivePerson could be required to make. The forward-looking statements contained in this Current Report on Form 8-K are also subject to additional risks, uncertainties, and factors, including those more fully described in the “Risk Factors” described in LivePerson’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission, or SEC, and in LivePerson’s other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. LivePerson undertakes no obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following documents are included as exhibits to this report:

Exhibit No.	Description

4.1
Indenture, dated as of March 4, 2019, by and between LivePerson, Inc. and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to LivePerson’s Current Report on Form 8-K filed on March 5, 2019 (File No. 000-30141)).

4.2	Form of 0.750% Convertible Senior Notes due 2024 (incorporated by reference to Exhibit 4.2 to LivePerson’s Current Report on Form 8-K filed on March 5, 2019 (File No. 000-30141)).
10.1	Form of Additional Capped Call Transaction Confirmation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date:	March 14, 2019	By:	/s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President, Business Affairs and General Counsel